Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Allied Defense Group, Inc (“Allied”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, John J. Marcello, as Chief Executive Officer and Deborah F. Ricci as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ Deborah F. Ricci	/s/ John J. Marcello

Deborah F. Ricci	John J. Marcello
Chief Financial Officer and Treasurer	Chief Executive Officer and President
May 13, 2008	May 13, 2008

A signed original of this written statement required by Section 906 has been provided to The Allied Defense Group, Inc. and will be retained by The Allied Defense Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.